Exhibit 10.15

1(8)

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF DISCLOSED.

AGREEMENT REGARDING PURCHASE OF INVOICE RECEIVABLES (WITHOUT RECOURSE) AND INVOICE SERVICE

Agreement number: 326

BUYER Norra Finans Sverige AB Org. no. 559020-8509 Contact Person, Telephone Number Dan Karlsson, [***]	CUSTOMER Einride AB, REGERINGSGATAN 65, 2TR, 111 56 STOCKHOLM Org. no. 559074-8926 SNI CODE: 7410 / INDUSTRIAL AND PRODUCT DESIGN ACTIVITIES

The Buyer and the Customer have entered into the following agreement regarding the purchase of Invoice Receivables (without recourse) and Invoice Service.

Agreement Period 2024-12-03 – 2025-12-02	Extension Period (months) 12	Notice Period (months) 6

SPECIAL TERMS
Current Terms

Limit (Maximum Outstanding Amount for Purchases): 300 000 000 SEK	Commission:	15 days [***]	30 days [***]	45 days [***]	60 days [***]	90 days [***]	120 days [***]
Price/Financing Rate: 100% of the invoice amount (including VAT) less commission. Deposit Account: 0 % of the invoice amount (including VAT) up to a total of 0% of the limit	Set-Up Fee (%) [***]	Annual Limit Fee [***]	Annual Fee (SEK) 0

Prices for Services Excluding VAT, Current:.

Invoice Purchase		Invoice Service
Invoice fee per invoice incl. postage	[***]	Invoice fee per invoice incl. postage	[***]
The Buyer may at any time change the invoice fee set out above in the event of increases in the cost of postage. Regarding reminder fees, collection fees, and other fees and costs, see the applicable Price List for Invoice Purchases at any given time. The current price list constitutes Appendix 1.

Other Special Terms

The Customer may issue invoice receivables in the following currencies: SEK, NOK, EUR, GBP, and USD.

The Customer may issue invoice receivables with payment terms of up to 120 days.

The Customer shall, under this agreement, have the right to offer the Buyer to purchase arising Invoice Receivables against Account Debtors of the Customer and the Customer’s subsidiaries specified in this agreement. For the avoidance of doubt, neither the Customer nor its subsidiaries shall have an obligation to offer the Buyer all arising Invoice Receivables against the Account Debtors. Invoices not submitted to the Buyer shall not be pledged.

Additional companies within the Customer’s group may, by written agreement in the form of an addendum, join this agreement on corresponding terms. The Customer is jointly and severally liable with all subsidiaries or group companies that join this agreement for all obligations towards the Buyer. In connection with the signing of this agreement, the companies listed in Appendix 2 join the agreement.

This agreement replaces the previously entered agreement for invoice purchases signed by the parties on September 20, 24, and 25, 2024, respectively.

ASSIGNMENT

The Customer hereby offers with binding effect the Buyer to acquire all of its arising Invoice Receivables unless otherwise stated in the Other Special Terms above. For Invoice Receivables not acquired by the Buyer, the Buyer shall perform Invoice Service. The Customer hereby pledges to the Buyer all of its arising Invoice Receivables that are not acquired by the Buyer as security for the Customer’s all current and future obligations towards the Buyer under this agreement. The pledge also covers the funds received as payment for the invoice receivables. The Customer approves the above “Other Special Terms” and the General Terms and Conditions attached to this agreement. The Customer warrants that all decisions and other measures required for this agreement to be valid have been made and taken.

Signature page follows.

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Customer’s Signature		Buyer’s Signature Block
Place and Date		Place and Date
2024-12-09	2024-12-09	2024-12-04	2024-12-04
EINRIDE AB		NORRA FINANS SVERIGE AB

/s/ Roozbeh Charli	/s/ Robert Falck	/s/ Magnus Lehto	/s/ Christina Lugnet
Printed Name of authorized signatory		Printed Name of authorized signatory
Roozbeh Charli	Robert Falck	Magnus Lehto	Christina Lugnet

Customer’s Signature		Buyer’s Signature Block
Place and Date		Place and Date
2024-12-09	2024-12-09	2024-12-09	2024-12-09
EINRIDE SWEDEN AB		EINRIDE INC.

/s/ Roozbeh Charli	/s/ Robert Falck	/s/ Roozbeh Charli	/s/ Robert Falck
Printed Name of authorized signatory		Printed Name of authorized signatory
Roozbeh Charli	Robert Falck	Roozbeh Charli	Robert Falck

Customer’s Signature		Buyer’s Signature Block
Place and Date		Place and Date
2024-12-09	2024-12-09	2024-12-09	2024-12-09
EINRIDE GERMANY GMBH		EINRIDE BENELUX B.V.

/s/ Roozbeh Charli	/s/ Robert Falck	/s/ Roozbeh Charli	/s/ Robert Falck
Printed Name of authorized signatory		Printed Name of authorized signatory
Roozbeh Charli	Robert Falck	Roozbeh Charli	Robert Falck

Customer’s Signature		Buyer’s Signature Block
Place and Date		Place and Date
2024-12-09	2024-12-09	2024-12-09	2024-12-09
EINRIDE AUSTRIA GMBH		EINRIDE NORWAY AS

/s/ Roozbeh Charli	/s/ Robert Falck	/s/ Roozbeh Charli	/s/ Robert Falck
Printed Name of authorized signatory		Printed Name of authorized signatory
Roozbeh Charli	Robert Falck	Roozbeh Charli	Robert Falck

Customer’s Signature
Place and Date
2024-12-09	2024-12-09
EINRIDE UK LTD

/s/ Roozbeh Charli	/s/ Robert Falck
Printed Name of authorized signatory
Roozbeh Charli	Robert Falck

Buyer’s notes, ID verification

Type of ID document	ID document number	Personal identification number	ID verified by: ID number / Signature	Date
	ID document number	Personal identification number

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SURETY BOND: YES

As security for the other group companies’ (Einride AB, 559074-8926; Einride Sweden AB, 559397-1814; Einride Inc., EIN: 37-2067272; Einride Germany GmbH, HRB 242492 B; Einride Benelux B.V., 88101940; Einride Austria GmbH, FN 590634 f; Einride Norway AS, 929 339 495; Einride UK Ltd, 14492560) all obligations under this agreement, surety is provided in the form of a guarantee as primary obligor. I/We have reviewed this agreement with general terms and conditions (including information about the surety).

Organization Number 559074-8926
Amount Limitation (SEK) 300 000 000
Place and Date 2024-12-09	2024-12-09
Signature EINRIDE AB

/s/ Roozbeh Charli	/s/ Robert Falck
Printed Name Roozbeh Charli	Robert Falck

Buyer’s notes, ID verification

ID document number	ID document number	Personal identification number	ID verified by: ID number / Signature	Date
	ID document number	Personal identification number

This agreement and/or the surety bond may be signed by electronic signature (e.g., via Scrive) and in one or more copies and delivered via Adobe® Portable Document Format (PDF) or by other equivalent means, and all copies shall be deemed to constitute the original of this agreement and the surety bond respectively, and together they shall be deemed to constitute one and the same document, it being understood that the parties do not need to sign the same copy of this agreement for this agreement to enter into force.

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GENERAL TERMS AND CONDITIONS 2021

Invoice Purchase Without Recourse – Business Operators

1. Definitions and Terms

In these general terms and conditions, the following terms and expressions have the meanings set forth below

“Client Web”	an internet-based service provided by the Buyer through a subcontractor that gives the Customer access to its own accounts receivable ledger.

“Account Debtor”	a legal or natural person who is liable for payment of an invoice issued under this agreement

“Invoice Receivable”	the outstanding amount at any given time against an Account Debtor, including interest, fees, and costs.

“Invoice Service”	the issuance and registration of invoices, receipt of payments for such invoices, Client Web, and Accounts Receivable Monitoring..

“Accounts Receivable Monitoring”	the issuance of payment reminder

2. Invoice Purchase and Pledge

All invoices issued to Account Debtors shall be in SEK, unless otherwise specifically agreed.

The Customer shall submit to the Buyer all invoices issued to Account Debtors covered by this agreement. The submission constitutes a binding offer to the Buyer to purchase the Invoice Receivables. The Buyer unilaterally determines which Invoice Receivables shall be purchased. The Buyer accepts the offer and acquires ownership of the Invoice Receivable in connection with the completion of the relevant settlement and the Buyer’s decision through the settlement to acquire the Invoice Receivable. The agreed price for the Invoice Receivable shall thereafter be paid to the bank account for invoice purchases notified by the Customer.

Invoice Receivables not purchased by the Buyer are pledged in favor of the Buyer and shall be administered within the Invoice Service.

Upon purchase or pledge under this agreement, all original invoices together with copies shall be marked with text stating that the Invoice Receivable has been assigned. Until the Buyer notifies otherwise, all original invoices together with copies shall be marked with the following text:

“The receivable, and thereby the right to payment under this invoice, has been assigned and payment with discharge effect can therefore only be made to the bank account/bank giro with number [x].”

If the invoice is issued in English, it shall be marked with the same text in English.

The relevant bank account/bank giro number will be communicated to the Customer separately.

In the event the Account Debtor has questions regarding the notice of assignment, the Customer shall refer them to the Buyer. In addition to the above, the invoice shall state that payment shall be made to the specified bank account/bank giro no later than the due date and that in the event of late payment, a reminder fee and default interest calculated at a rate of 2% per month will be charged.

3. Non-Transferable Invoice Receivables, Credit Checks, Insurance, and Customer’s Warranties

The following Invoice Receivables are not transferable unless otherwise specifically agreed:

(a) Invoice Receivables relating to progress payments, sale or return (or such purchases where the Account Debtor otherwise has the full right to return purchased goods), commission, installment, or cash-on-delivery sales, or where the right of ownership or disposal is otherwise restricted;

(b) Invoice Receivables for which a separate debt instrument has been issued;

(c) Invoice Receivables that do not correspond to performance completed by the Customer;

(d) Invoice Receivables in respect of which: the due date does not appear on the invoice; an impediment to the assignment of the Invoice Receivable exists; the Account Debtor has a right of set-off due to a counterclaim against the Customer or a right to a discount or other deduction from the invoice total other than as stated on the invoice; a dispute exists between the Customer and the Account Debtor regarding the Invoice Receivable;

(e) Invoice Receivables against subsidiaries or parent companies or other entities with which the Customer has a material economic interest;

(f) Invoice Receivables with payment terms exceeding 90 days;

(g) Invoice Receivables against an Account Debtor that has suspended payments, initiated composition or corporate reorganization proceedings, become insolvent, been declared bankrupt, or entered into liquidation;

(h) Invoice Receivables that are blocked for reminders or other collection measures;

(i) An agreement conflicting with the terms of the invoice exists;

(j) The invoice is issued to an Account Debtor that has not been approved according to the credit assessment carried out by the Buyer in accordance with the scoring model applied at any given time;

(k) The Invoice Receivable relates to a purchase that is illegal in the recipient’s country or where terms in relation to a consumer conflict with what may be considered customary and/or industry practice;

(l) The Invoice Receivable, directly or indirectly, can be linked to money laundering, financing of terrorism, or other criminal activity;

(m) The Invoice Receivable relates to default interest, penalties, or damages;

(n) The Account Debtor has contested payment liability or made a complaint regarding the Invoice Receivable;

(o) The Invoice Receivable is or may become subject to clawback.

The Buyer may obtain credit information regarding the Customer and Account Debtors, contact the Customer’s auditor, and make direct contact with the Account Debtor to verify the Invoice Receivable, etc. The Customer is obligated to provide the Buyer with all customer data that the Customer has regarding the Account Debtor. The Buyer has the right to require, as a condition for the acquisition of the Account Receivable, that the Account Debtor approves payment of the invoice and the Buyer’s terms.

If the Account Debtor is domiciled in a country other than Sweden, the Buyer has the right to require that the Customer has credit-insured the Invoice Receivable with the Buyer as beneficiary. The Buyer shall have the same right as the Customer to review the insurance company’s terms.

The Customer warrants that:

All invoices are sent to the Buyer; all invoices submitted to the Buyer can be enforced in their entirety against the stated Account Debtor and that they are not such invoices as should be excluded under the above unless otherwise specifically stated; the Invoice Receivables correspond to performance completed by the Customer and that no terms other than the payment date stated on the invoice have been agreed between the Customer and the Account Debtor; and the interest terms invoked by the Customer can be enforced against the Account Debtor.

The Customer undertakes to inform the Buyer if there are otherwise any impediments to assigning the Invoice Receivable.

4. Pledge, Deposit Account, and Surety

Through the pledge of Invoice Receivables, the Customer grants the Buyer or the party designated by the Buyer the right to sign the Customer’s name when necessary to safeguard the Buyer’s pledge right. This authorization may not be revoked as long as the pledge is in effect.

The Buyer has no obligation to monitor and interrupt statutes of limitation, to carry out monitoring in bankruptcy, composition, or similar measures.

The Buyer has the right to, in the manner the Buyer deems appropriate, enforce its security in the Invoice Receivables if the Customer fails to fulfill its obligations under this agreement.

The Buyer has the right, upon payment of the price for an Invoice Receivable, to deduct an amount for allocation to a deposit account in the amount stated in the agreement. The Buyer has a pledge right in the funds in the deposit account. The Buyer may deposit funds from other customers in the deposit account. The Buyer shall have the right to use the Customer’s funds in the deposit account to satisfy itself in accordance with the terms of this agreement. The Customer’s funds in the deposit account shall be repaid to the Customer at the end of the agreement period or at the later date on which the Customer has fulfilled all obligations under the agreement.

The Buyer may determine both the order in which provided securities (pledges, surety commitments, etc.) shall be enforced and the order in which the Customer’s obligations shall be

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paid through the enforcement of provided securities. A guarantor shall not, in relation to the Buyer, have any right to other security that has been or may be provided for the Customer’s obligations, such as pledges or surety. The Buyer may therefore — without reducing the guarantor’s liability under this surety bond — consent to the amendment of or waive such pledges, or wholly or partially release another guarantor.

5. Credit Risk, Repurchase

The Buyer assumes the credit risk for purchased Invoice Receivables but not the business risk. The Buyer has the right to sell back the Invoice Receivable, and the Customer is obligated to immediately acquire the Invoice Receivable if (i) the Invoice Receivable was purchased or pledged in breach of this agreement, (ii) a deficiency exists in a warranty provided under Section 3 above, or (iii) the agreement is terminated early by the Buyer’s notice. The obligation to repurchase the Invoice Receivable shall also exist if the Buyer, on corresponding grounds, where applicable and as the case may be, has an obligation to repurchase the Invoice Receivable from its financier.

Repayment from the Customer shall in the first instance be made by set-off against new purchased Invoice Receivables and in the second instance by direct payment to the Buyer, unless the Buyer determines otherwise. The price upon repurchase shall be the invoice amount (including VAT). The Buyer owns the Invoice Receivable until full payment has been received. The Buyer has the right to collect overdue receivables that have been repurchased if the Customer has not fulfilled all of its obligations to the Buyer.

6. Invoice Documentation for Registration

The Customer shall submit invoice documentation in a data file in the format specified by the Buyer at any given time. The data file shall contain the information required for invoice management according to the Buyer’s specified requirements.

7. Invoice Service and Collection

The Buyer, or the party to whom the Buyer assigns the task, undertakes to perform Invoice Service in accordance with the procedures applied at any given time.

Client Web shall be used by the Customer through the Customer’s own computer equipment and internet connection, for which the Customer is solely responsible. An authorized representative of the Customer shall in writing (e.g., via email) notify which persons at the Customer shall be users of Client Web (name, email address, and telephone number), as well as the level of authorization they shall have: R = Reader (read-only access), A = Action (can create invoices and credit invoices). Notification of any changes to users or user information for Client Web shall be made in writing to the Buyer. The Customer undertakes to ensure that users who are granted authorization to carry out transactions in the system approve the processing of their personal data as stated in the section “Processing of Personal Data” below and that they have been informed of this. Access to Client Web requires a password. The password is personal and may not be transferred or used by anyone other than the person designated by the Customer as a user.

The Customer is obligated to immediately notify the Buyer if an unauthorized person has gained access to a personal password or identification equipment.

The Buyer or a company engaged by the Buyer shall arrange for collection measures of overdue Invoice Receivables regardless of whether they are covered by purchase or Invoice Service.

In the case of Invoice Service, the Customer shall be responsible for collection costs and other costs for recovery.

8. Fees, Costs, Default Interest, etc.

Fees and costs not stated under the special terms are set forth in the applicable price list at any given time. The annual limit fee or annual fee shall be paid annually in advance during the agreement period and upon each extension thereof. The set-up fee shall be paid upon the signing of the agreement. Charged or paid fees shall not be credited or refunded. Invoice fees and commission are charged on an ongoing basis. A fixed monthly fee is charged for the entire month in which the planned start date falls and is paid in advance. Reminder and collection fees are charged on an ongoing basis. In the event the Buyer permits the Customer the right to submit information in a manner other than through a data file to the Buyer’s subcontractor, the Buyer shall have the right to charge the Customer its costs for required measures regarding the submitted material. For example, upon the submission of a PDF file. The Buyer also has the right to unilaterally change the invoice fee if circumstances arise which, in the Buyer’s assessment, affect the costs of the Buyer’s handling of the purchase of the Invoice Receivable. If new or amended rules become applicable to the Buyer regarding capital adequacy or reserve requirements of any kind attributable to the agreement or to borrowing related thereto, or if the Buyer’s operations are affected by unforeseen costs due to legislation, government decisions, credit policy measures, or other circumstances beyond the Buyer’s control (e.g., increased refinancing costs), and the Buyer’s costs for the purchase of Invoice Receivables under this agreement thereby increase, the Customer shall, upon the Buyer’s request, compensate the Buyer for what may reasonably be assumed to be necessary for the Buyer to be compensated for its increased costs, in the manner and at the time determined by the Buyer.

The Customer shall also compensate the Buyer’s costs and work for obtaining, preserving, and enforcing agreed security and for monitoring and collecting the Buyer’s claims against the Customer or other party liable for payment. The Customer is responsible for foreign exchange losses if different currencies are used between the Customer, the Buyer, and the Account Debtor. The Buyer’s currency is SEK. The Buyer is not obligated to pay any foreign exchange gain to the Customer. For claims against the Customer, interest is charged at 2% per month from the due date until the day the claim is paid. If a negative customer balance arises, interest accrues on the negative amount at 2% per month. Fees, commission, costs, interest, etc. under this agreement are set off on an ongoing basis against the price of purchased Invoice Receivables or through invoicing.

9. Information on Changed Terms

Information on changes in interest rates, fees, or other costs is provided by notifying the Customer by letter or email.

10. Payment Directly to the Customer

If an Account Debtor incorrectly makes payment directly to the Customer, the amount shall immediately be transferred to the bank account/bank giro indicated on the invoice, with information regarding what the payment relates to. At the same time, the Customer shall remind the Account Debtor to make future payments directly to the designated bank account/bank giro.

11. Payment Extensions, Credit Notes, etc.

The Customer does not have the right, without the Buyer’s approval, to change its payment terms vis-à-vis the Account Debtor or otherwise grant an extension of payment or make any concessions in a manner that deteriorates the value of the Invoice Receivable for the Buyer. Credit invoices are only accepted if the Customer repurchases the Invoice Receivable and pays the corresponding amount to the Buyer, unless set-off can be made against newly assigned Invoice Receivables

12. Termination of the Agreement

This agreement is valid during the agreement period stated in the agreement. If the agreement is not terminated by a party before the end of the agreement period, with the notice period stated in the agreement, the agreement is extended periodically by the extension period stated in the agreement and terminates at the end of the extension period if termination is made with the notice period stated in the agreement. The parties’ rights and obligations that prior to the end of the agreement period came to be covered by this agreement shall remain in force regardless of the termination until the Customer has fully discharged its obligations to the Buyer.

The Buyer has the right to terminate this agreement to cease at the time determined by the Buyer and/or with immediate effect suspend the right to sell Invoice Receivables if:

The Customer fails to duly fulfill its obligations under this agreement or other obligations to the Buyer; the security for this agreement or for any other of the Customer’s obligations to the Buyer is, in the Buyer’s assessment, no longer satisfactory; there is otherwise a risk that the Customer, in the Buyer’s assessment, will not fulfill its obligations in due order; the Customer has acted in violation of applicable laws, government regulations, or government decisions or has otherwise conducted its business or committed acts contrary to the Buyer’s ethical rules, policies, or values in such a manner that, in the Buyer’s assessment, it may undermine public confidence in the Buyer’s trade name or trademark; if, due to provisions of law or regulation or government action, it would be illegal or impossible for the Buyer to provide Invoice Purchases or otherwise fulfill its obligations under this Agreement; the Customer has been declared bankrupt or is in liquidation, is under compulsory administration or is subject to corporate reorganization or composition, has suspended payments, or otherwise is or may reasonably be expected to become insolvent; or the Customer has used Client Web in an unauthorized manner, e.g., in violation of the Buyer’s instructions or through an unauthorized person. The Customer undertakes to immediately return all material received from the Buyer and any copies thereof upon the termination of this agreement. The Buyer has the right to charge the Customer for all extra costs arising in connection

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with the early termination of this agreement.

13. Final Settlement, Repayment, etc.

Upon termination of the agreement, the Buyer shall prepare a final settlement. If such settlement results in a claim against the Customer, the Customer shall immediately settle the debt. Interest on the Buyer’s resulting claim against the Customer shall accrue at 2% per month. The Buyer determines the order in which received payments shall be set off against fees, costs, interest, and principal.

14. Additions and Amendments

This agreement fully sets out all that has been agreed between the parties. Oral agreements on additions or amendments are not valid. The Buyer has the right to amend the general terms on an ongoing basis but shall notify the Customer at least 30 days before the change takes effect. If the Customer objects to an amendment within seven days from the date the Customer was notified of the amendment as described below under the section “Notices,” the Buyer has the right to terminate the agreement to cease at a time determined by the Buyer.

15. Notices

Communication regarding these terms with the Customer or guarantor shall be in Swedish, Finnish, or English. The Customer and the guarantor shall as soon as possible notify the Buyer when the Customer’s or guarantor’s contact details, name, postal address, telephone number, or email address change. In its communication with the Customer or guarantor, the Buyer will primarily use the contact details that have been provided to the Buyer. The Buyer is not responsible for information that the Buyer has sent in accordance with the contact details provided by the Customer or guarantor not reaching the Customer or surety or ending up in the wrong hands. The Buyer has the right to communicate with the Customer and guarantor through electronic means of communication, e.g., email or SMS.

If the Buyer has sent a letter (notice) to the postal address specified by the Customer or guarantor, or to another postal address registered by a public authority, the letter shall be deemed to have been received by the Customer or guarantor no later than the fifth day after dispatch. A notice sent to the Customer or guarantor by electronic communication guarantor be deemed received by the Customer upon dispatch to the electronic address and/or telephone number specified by the Customer or guarantor. If the notice was delivered by courier, it shall be deemed received by the Customer or guarantor upon delivery. When sending notices to the Buyer, the Customer shall use the contact details specified by the Buyer at any given time, on its website or in other information, unless the Buyer has requested a response to another address.

Letters from the Customer or guarantor shall be deemed received by the Buyer on the banking day the notice has arrived at the Buyer’s postal address. Notices sent by electronic communication shall be deemed received by the Buyer when the notice is available to the Buyer. If an electronic notice reaches the Buyer outside normal office hours (09:00–17:00), the notice shall be deemed received by the Buyer on the following banking day.

16. Prohibition for the Customer to Assign Invoice Receivables, etc. to Another Party

The Customer may not, without the Buyer’s written consent, enter into an agreement with another party regarding the purchase and/or lending against or other administrative service of the Customer’s Invoice Receivables for as long as this agreement is in effect.

17. Buyer’s Assignment

The Buyer may, wholly or partially, with immediate effect assign and/or pledge Invoice Receivables, rights, and/or obligations under this agreement together with related securities to another party.

18. Customer’s Duty to Provide Information

If an Account Debtor disputes liability for payment to the Customer or raises any other objection to invoicing carried out, the Customer shall without delay inform the Buyer thereof. The Buyer has the right to access the Customer’s accounts receivable ledger for all Account Debtors covered by this agreement within five (5) days of a written request for as long as the Customer has outstanding obligations to the Buyer. Without special request and without delay, the Customer shall inform the Buyer in writing if any of the following circumstances occur:

An obligation for the Customer to prepare a control balance sheet for liquidation purposes arises, and such balance sheet shall be sent without delay to the Buyer; an important business event occurs; the conditions for the business change, such as an impending change of ownership, impending change of business direction, acquisition or divestiture of a company or business area; the Customer lacks the required permits for its business; the Customer lacks insurance or insurance with coverage that can reasonably be expected for the Customer’s business; delays in payments, termination and collection measures, and applications for corporate reorganization or bankruptcy; grounds for immediate termination of this agreement exist, and which measures the Customer has taken in response thereto; or changes in information provided regarding customer due diligence. A Customer that is required by law to prepare annual accounts or annual financial statements shall submit to the Buyer without delay the audited annual accounts or annual financial statements for each financial year.

Upon special request and within the time determined by the Buyer, the Customer shall provide the Buyer with information that may be relevant to the Buyer’s monitoring of outstanding exposures and reporting obligations, such as interim financial statements, income and balance reports, budgets, and forecasts.

19. Customer’s Liability

The Customer is liable to the Buyer and third parties for damage arising from unauthorized use or other security equipment, codes, or other information. The liability applies regardless of whether the damage was caused, for example, by the Customer’s employee, agent, or a courier or service company engaged by the Customer. The liability also applies in the event of criminal acts with the above-mentioned equipment or information. If the Buyer, where applicable and as the case may be, incurs liability to its financier as a consequence of the Customer’s failure to fulfill its obligations under this agreement, the Customer shall compensate the Buyer for such damage.

20. Money Laundering

The Customer undertakes to comply with the rules applicable at any given time regarding measures against money laundering and financing of terrorism.

21. Limitation of the Buyer’s Liability

The Buyer is not liable for damage caused by circumstances beyond the Buyer’s control, such as Swedish or foreign legislation, Swedish or foreign government actions, acts of war, riots, insurrection, strikes, blockades, boycotts, lockouts, disruptions to postal or telecommunications, electricity distribution, or other similar circumstances.

The reservation regarding strikes, blockades, boycotts, or lockouts also applies even if the Buyer itself is subject to or undertakes such industrial action.

If the Buyer is prevented from making payment or taking other action due to circumstances referred to in the first paragraph of this section, the action may be postponed until the impediment has ceased. The same applies if the Buyer, as a result of circumstances referred to in the first paragraph of this section, is prevented from receiving payment.

The Buyer or its subcontractor is not liable for damage arising from the unauthorized use of a personal code. The Buyer or its subcontractors are also not liable for damage to payment documentation — data media, lists, telephone transmissions, reconciliation data, or similar — that occurs during transmission from the Customer to the Buyer or subcontractor or vice versa.

The Buyer or its subcontractor is not liable for damage arising from:

The Customer not gaining access to Client Web; access to Client Web being delayed; messages being corrupted; or operational disruptions or other disturbances in the Customer’s or a third party’s computer systems or in communications between the Customer and the Buyer (or vice versa) or other similar causes.

The Buyer is not liable for the fulfillment of the Customer’s obligations to the Account Debtor. If an assigned Invoice Receivable is disputed, it will be sold back to the Customer.

Damage arising in other cases shall not be compensated by the Buyer if the Buyer has exercised normal care.

The Buyer is not liable in any case for indirect damage.

22. Disputes

Any disputes arising from the agreement and legal relationships arising from said agreement shall be resolved in Sweden by a Swedish court with the Haparanda District Court as the court of first instance and with the application of Swedish law without regard to international private law rules on choice of law. The Buyer shall, however, have the right to initiate legal proceedings before any other court that has jurisdiction in relation to the Customer.

23. Value Added Tax

Value added tax applicable at any given time shall be added to fees and costs to the extent such tax is payable.

24. Processing of Personal Data

For information on the processing of personal data, reference is made to the Buyer’s website www.norrafinans.com or by otherwise contacting the Buyer.

Recording of Telephone Calls, etc.: The Buyer has the right to document the communication that takes place between the Buyer and the Customer and/or the surety, such as digital audio recordings, electronic communications via email, SMS, and similar. Personal data provided in this manner is stored as stated above in the section “Processing of Personal Data.”

Information — Providing Surety in the form of a guarantee as primary obligor (Proprietary Surety)

The guarantor signs this surety in the form of a guarantee as primary obligor and is liable for all of the Customer’s payment obligations and debts to the Buyer that the Customer has or will have under the agreement. If the Customer fails to fulfill its payment obligations to the Buyer, the guarantor may be immediately required to make payment by the Buyer. If two or more persons have signed as guarantor, the Buyer may freely choose whom to demand payment from. If the guarantor obligation is subject to an amount limitation, the obligation applies to the amount stated plus interest, fees, and costs attributable to the amount.

A guarantor’s obligation remains in force regardless of whether any interest relationship with the Buyer ceases. The obligation may result in the guarantor’s assets having to be sold.

The provisions set forth in these general terms and conditions also apply to the surety bond.

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APPENDIX 1 — Price List — Invoice Purchase

Effective from 2023-05-15 until a new price list is issued. Norra Finans Sverige AB has the right to change the prices stated below in accordance with the applicable agreement.

Item

Payment Reminder	[***]
Interest Invoice	[***]
Write-Off of Invoice, per Invoice	[***]
Credit Invoice	[***]
Direct Payment (Account Debtor pays directly to client, not to Norra Finans)	[***]
Credit Check Sweden, credit rating of new end customer	[***]
Credit Check Nordics, credit rating of new end customer	[***]
Client Web, factoring online license, annual fee per license	[***]

Collection Fee:	[***]

Extra labor-intensive measures, hourly rate	[***]

Matters requiring extra work due to address searches, organization/personal identification number searches, investigations, complaints, incorrect payments, bankruptcy, or other reasons, as well as the production of statistics not available within the standard service. Charged per commenced 15-minute period, after client approval.

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APPENDIX 2 — Group
Companies

Einride AB	559074-8926	SE559074892601	Regeringsgatan 65, 111 56 Stockholm	Sweden
Einride Sweden AB	559397-1814	VAT: SE559397181401	Regeringsgatan 65, 111 56 Stockholm	Sweden
Einride Inc.	-	EIN: 37-2067272	WeWork, 600 Congress Avenue, Austin, TX 78701	USA (Delaware)
Einride Germany GmbH	HRB 242492 B	VAT: DE356147286	Kurfürstendamm 195, Berlin 10707	Germany
Einride Benelux B.V.	88101940	VAT: NL864503581B01	Vijzelstraat 68, Spaces Vijzelstraat, 1017HL Amsterdam	Netherlands
Einride Austria GmbH	FN 590634 f	VAT: ATU79710056	pA DORDA Rechtsanwälte GmbH, Universitätsring 10, 1010 Vienna	Austria
Einride Norway AS	929 339 495	VAT: TBC	C/O Regus Business Centre Norge AS, C. J. Hambros Plass 2c, 0164 Oslo	Norway
Einride UK Ltd	14492560	VAT: 14492560	48 Warwick Street, London W1B 5AW	United Kingdom

Verification

Transaction 09222115557533402009

Document

Agreement Regarding Purchase of Invoice Receivables
Main document,
8 pages
Initiated: 2024-12-04 17:19:00 CET by Dan Karlsson (DK), Norra Finans
Completed: 2024-12-09 15:49:57 CET)

Initiator

Dan Karlsson (DK)
Norra Finans
[***]
[***]

Signatories

Magnus Lehto (ML)	Christina Lugnet (CL)
Norra Finans Sverige AB	Norra Finans Sverige AB
Personal ID No. [***]	Personal ID No. [***]
[***]	[***]

/s/ Magnus Lehto	/s/ Kristina Lugnet
The name returned from Swedish BankID was “MAGNUS LEHTO”	The name returned from Swedish BankID was “KRISTINA LUGNET”
Signed 2024-12-04 17:20:41 CET (+0100)	Signed 2024-12-04 17:22:48 CET (+0100)

1/2

Verification

Transaction 09222115557533402009

Roozbeh Charli (RC)	Robert Falck (RF)
Einride AB	Einride AB
Personal ID No. [***]	Personal ID No. [***]
[***]	[***]

/s/ Roozbeh Charli	/s/ Robert Falck
The name returned from Swedish BankID was: “ROOZBEH CHARLI”	The name returned from Swedish BankID was “Robert Gustav Agner Falck”
Signed 2024-12-09 15:45:15 CET (+0100)	Signed 2024-12-09 15:49:57 CET (+0100)

This certificate was issued by Scrive. Information in italics has been securely verified by Scrive. See the hidden attachments for more information/evidence about this document. Use a PDF reader such as Adobe Reader that can display hidden attachments to view the attachments. Please note that if the document is printed, the integrity of the paper copy cannot be proven as described below and that a regular paper printout lacks the content of the hidden attachments. The digital signature (electronic seal) ensures that the integrity of this document, including the hidden attachments, can be proven mathematically and independently of Scrive. For your convenience, Scrive also provides a service for automatically verifying the integrity of the document at: https://scrive.com/verify.

2/2

1(8)

AVTAL AVSEENDE KÖP AV FAKTURAFORDRINGAR (UTAN REGRESSRÄTT) SAMT FAKTURASERVICE

Avtalsnummer 326

KÖPARE Norra Finans Sverige AB Org. nr. 559020-8509 Handläggare, telefonnummer Dan Karlsson, [***]	KUND Einride AB, REGERINGSGATAN 65, 2TR, 111 56 STOCKHOLM Org. nr. 559074-8926 SNI-KOD: 7410 / INDUSTRI- OCH PRODUKTDESIGNVERKSAMHET

Köparen och Kunden har träffat följande avtal avseende köp av Fakturafordringar (utan regressrätt) samt Fakturaservice.

Avtalstid 2024-12-03 – 2025-12-02	Förlängningstid (månader) 12	Uppsägningstid (månader) 6

SÄRSKILDA VILLKOR

Villkor f n

Limit (Högsta utestående belopp för köp) 300 000 000 SEK	Provision	15 dagar [***]	30 dagar [***]	45 dagar [***]	60 dagar [***]	90 dagar [***]	120 dagar [***]
Pris/Finansieringsgrad: 100% av fakturabeloppet (inkl. moms) med avdrag för provision. Depositionskonto: 0% av fakturabeloppet (inkl. moms) upp till totalt 0% av limiten.	Uppläggningsavgift (%) [***]	Årlig limitavgift (%) [***]	Årsavgift (SEK) 0

Pris för tjänster exkl. mervärdesskatt f n.

Fakturaköp		Fakturaservice
Fakturaavgift per faktura inkl. porto	[***]	Fakturaavgift per faktura inkl. porto	[***]
Köparen får vid var tid ändra fakturaavgiften enligt ovan vid ökningar av kostnaden för porto. Avseende påminnelseavgift, inkassoavgift samt övriga avgifter och kostnader, se vid var tid gällande Prislista Fakturaköp. Nu gällande prislista utgör Bilaga 1.

Övriga särskilda villkor

Kunden får ställa ut fakturafordringar i valutorna: SEK, NOK, EUR, GBP och USD.

Kunden får ställa ut fakturafordringar med betalningsvillkor upp till 120 dagar.

Kunden ska enligt detta avtal ha rätt att erbjuda Köparen att köpa uppkommande Fakturafordringar mot Fakturagäldenärer till Kunden samt Kundens dotterbolag specificerade i detta avtal. För undvikande av tvivel så ska varken Kunden eller dess dotterbolag ha en skyldighet att erbjuda Köparen samtliga uppkommande Fakturafordringar mot Fakturagäldenärerna. Fakturor som inte översänds till Köparen ska ej vara pantsatta.

Ytterligare bolag inom Kundens koncern kan efter skriftlig överenskommelse i form av ett tilläggsavtal ansluta till detta avtal på motsvarande villkor. Kunden svarar solidariskt med samtliga dotter- eller koncernbolag som ansluter sig till detta avtal för samtliga förpliktelser gentemot Köparen. I samband med avtalets undertecknande ansluter sig bolagen i bilaga 2.

Detta avtal ersätter tidigare ingånget avtal om fakturaköp undertecknat av parterna den 20 respektive 24 och 25 september 2024.

ÖVERLÅTELSE

Kunden erbjuder härmed med bindande verkan Köparen att förvärva samtliga sina uppkommande Fakturafordringar om inte annat anges i de Övriga särskilda villkoren ovan. För Fakturafordringar som ej förvärvas av Köparen utför Köparen Fakturaservice.

Kunden pantsätter härmed till Köparen samtliga sina uppkommande Fakturafordringar som inte förvärvas av Köparen som säkerhet för Kundens samtliga nuvarande och framtida förpliktelser gentemot Köparen enligt detta avtal. Pantsättningen omfattar även de medel som flyter in som betalning för fakturafordringarna.

Kunden godkänner ovanstående “Särskilda villkor” och till detta avtal bifogade Allmänna villkor. Kunden försäkrar att alla beslut och andra åtgärder som erfordras för att detta avtal ska vara gällande har fattats och vidtagits.

Signatursida följer.

Norra Finans Sverige AB, org. nr. 559020-8509

Besöksadress: Strandgatan 15, 953 32 Haparanda

Postadress: Box 124, 953 23 Haparanda

Transaktion 09222115557533402009	Signerat ML, CL, RC, RF

2(8)

KUNDENS UNDERSKRIFT		KÖPARENS UNDERSKRIFT
Ort och datum		Ort och datum
2024-12-09	2024-12-09	2024-12-04	2024-12-04
EINRIDE AB		NORRA FINANS SVERIGE AB

/s/ Roozbeh Charli	/s/ Robert Falck	/s/ Magnus Lehto	/s/ Christina Lugnet
Namnförtydligande av firmatecknare		Namnförtydligande
Roozbeh Charli	Robert Falck	Magnus Lehto	Christina Lugnet

KUNDENS UNDERSKRIFT		KUNDENS UNDERSKRIFT
Ort och datum		Ort och datum
2024-12-09	2024-12-09	2024-12-09	2024-12-09
EINRIDE SWEDEN AB		EINRIDE INC.

/s/ Roozbeh Charli	/s/ Robert Falck	/s/ Roozbeh Charli	/s/ Robert Falck
Namnförtydligande av firmatecknare		Namnförtydligande av firmatecknare
Roozbeh Charli	Robert Falck	Roozbeh Charli	Robert Falck

KUNDENS UNDERSKRIFT		KUNDENS UNDERSKRIFT
Ort och datum		Ort och datum
2024-12-09	2024-12-09	2024-12-09	2024-12-09
EINRIDE GERMANY GMBH		EINRIDE BENELUX B.V.

/s/ Roozbeh Charli	/s/ Robert Falck	/s/ Roozbeh Charli	/s/ Robert Falck
Namnförtydligande av firmatecknare		Namnförtydligande av firmatecknare
Roozbeh Charli	Robert Falck	Roozbeh Charli	Robert Falck

KUNDENS UNDERSKRIFT		KUNDENS UNDERSKRIFT
Ort och datum		Ort och datum
2024-12-09	2024-12-09	2024-12-09	2024-12-09
EINRIDE AUSTRIA GMBH		EINRIDE NORWAY AS

/s/ Roozbeh Charli	/s/ Robert Falck	/s/ Roozbeh Charli	/s/ Robert Falck
Namnförtydligande av firmatecknare		Namnförtydligande av firmatecknare
Roozbeh Charli	Robert Falck	Roozbeh Charli	Robert Falck

KUNDENS UNDERSKRIFT
Ort och datum
2024-12-09	2024-12-09
EINRIDE UK LTD

/s/ Roozbeh Charli	/s/ Robert Falck
Namnförtydligande av firmatecknare
Roozbeh Charli	Robert Falck

Köparens noteringar, ID-kontroll

Typ av ID-handling	ID-handlingens nr	Personnummer	Id utförd av: ID-nr/Sign	Datum
	ID-handlingens nr	Personnummer

Norra Finans Sverige AB, org. nr. 559020-8509

Besöksadress: Strandgatan 15, 953 32 Haparanda

Postadress: Box 124, 953 23 Haparanda

Transaktion 09222115557533402009	Signerat ML, CL, RC, RF

3(8)

BORGENSFÖRBINDELSE: JA

Till säkerhet för övriga koncernföretags (Einride AB, 559074-8926. Einride Sweden AB, 559397-1814. Einride Inc, EIN: 37-2067272. Einride Germany GmbH, HRB 242492 B. Einride Benelux B.V., 88101940. Einride Austria GmbH, FN 590634 f. Einride Norway AS, 929 339 495. Einride UK Ltd, 14492560.) samtliga förpliktelser enligt detta avtal tecknas borgen såsom för egen skuld. Jag/Vi har tagit del av detta avtal med allmänna villkor (inklusive information om borgen).

Organisationsnummer 559074-8926
Beloppsbegränsning (SEK) 300 000 000
Ort och datum 2024-12-09	2024-12-09
Underskrift EINRIDE AB

/s/ Roozbeh Charli	/s/ Robert Falck
Namnförtydligande Roozbeh Charli	Robert Falck

Köparens noteringar, ID-kontroll

Typ av ID-handling	ID-handlingens nr	Personnummer	Id utförd av: ID-nr/Sign	Datum
	ID-handlingens nr	Personnummer

Detta avtal och/eller borgensförbindelsen får undertecknas genom elektronisk signatur (via t.ex. Scrive) och i en eller flera kopior och levereras via Adobe® Portable Document Format (PDF) eller på annat motsvarande sätt, och alla kopior ska anses utgöra originalet av detta avtal respektive borgensförbindelsen och tillsammans ska de anses utgöra ett och samma dokument, varvid det är förstått att parterna inte behöver underteckna samma exemplar av detta avtal för att detta avtal ska träda ikraft.

Norra Finans Sverige AB, org. nr. 559020-8509

Besöksadress: Strandgatan 15, 953 32 Haparanda

Postadress: Box 124, 953 23 Haparanda

Transaktion 09222115557533402009	Signerat ML, CL, RC, RF

4(8)

ALLMÄNNA VILLKOR 2021

Fakturaköp utan regressrätt - Näringsidkare

1. Definitioner och begrepp

I dessa allmänna villkor har nedanstående begrepp och uttryck nedan angivna innebörd:

“Client Web”	en internetbaserad tjänst tillhandahållen av Köparen via underleverantör som ger Kunden tillgång till sin egen reskontra.

“Faktura- gäldenär”	juridisk eller fysisk person som är betalningsansvarig för faktura utställd enligt detta avtal.

“Faktura-fordran”	vid var tid utestående belopp mot en Fakturagäldenär inklusive ränta, avgifter och kostnader.

“Faktura-service”	utfärdande och registrering av fakturor, mottagande av betalningar för sådana fakturor, Client Web samt Reskontrabevakning.

“Reskontra-bevakning”	utfärdande av betalnings- påminnelser.

2. Fakturaköp och pant

Alla fakturor utställda på Fakturagäldenärer ska vara i SEK, såvida annat inte särskilt har avtalats.

Kunden ska till Köparen översända samtliga fakturor utställda till Fakturagäldenärer som omfattas av detta avtal. Översändandet är ett bindande anbud till Köparen att köpa Fakturafordringarna. Köparen avgör ensidigt vilka Fakturafordringar som ska köpas. Köparen antar anbudet och förvärvar äganderätten till Fakturafordringen i samband med att den aktuella avräkningen är färdigställd och Köparen genom avräkningen beslutat att förvärva Fakturafordringen. Avtalat pris för Fakturafordringen ska därefter erläggas till av Kunden föranmält konto för fakturaköp.

Fakturafordringar som inte köps av Köparen pantsätts till förmån för Köparen och ska administreras inom tjänsten Fakturaservice.

Vid köp eller pantsättning enligt detta avtal ska samtliga originalfakturor jämte kopior förses med text att Fakturafordran har överlåtits. Till dess Köparen meddelar annat ska samtliga originalfakturor jämte kopior förses med följande text:

“Fordran och därmed rätten till betalning enligt denna faktura har överlåtits och betalning med befriande verkan kan därför endast ske till bankkonto/bankgiro med nummer [x]”

Om fakturan i förekommande fall är utställd på engelska ska den förses med följande text.

“The receivable, and thereby the right to payment under this invoice, has been assigned and payment with discharge effect can therefore only be made to the bank account/bank giro with number [x].”

Ifrågavarande nummer till bankkonto/bankgiro kommer att meddelas Kunden separat.

För det fall Fakturagäldenären har frågor angående underrättelsen om överlåtelse, ska Kunden hänvisa denne till Köparen. Utöver vad som anges ovan ska på fakturan anges att betalning ska ske till angivet bankkonto/bankgiro senast på förfallodagen och att vid betalning efter förfallodagen debiteras påminnelseavgift samt dröjsmålsränta beräknad efter en räntesats på 2% per månad.

3. Icke överlåtbara Fakturafordringar, kreditupplysning, försäkring och Kundens garantier

Följande Fakturafordringar är inte överlåtbara om inte annat särskilt har avtalats.

a) Fakturafordringar som avser à conto, öppet köp, (eller sådana köp där Fakturagäldenären annars har full rätt att returnera köpta varor), kommissions-, avbetalnings- eller efterkravsförsäljning eller där ägande- eller förfoganderätten på annat sätt är inskränkt,

b) Fakturafordringar för vilka utfärdats särskilt fordringsbevis,

c) Fakturafordringar som inte motsvaras av prestation fullgjord av Kunden,

d) Fakturafordringar beträffande vilka:

- förfallodag inte framgår av fakturan,

- hinder mot överlåtelse av Fakturafordran föreligger,

- Fakturagäldenären har kvittningsrätt på grund av motfordran gentemot Kunden eller rätt till rabatt eller annat avdrag på aktuell fakturas slutsumma än vad som framgår av fakturan,

- tvist råder mellan Kunden och Fakturagäldenären om Fakturafordringen,

e) Fakturafordringar på dotter- eller moderföretag eller annat företag med vilket Kunden står i väsentlig ekonomisk intressegemenskap,

f) Fakturafordringar vilka har betalningsvillkor överstigande 90 dagar,

g) Fakturafordringar mot Fakturagäldenär som ställt in sina betalningar, inlett ackords- eller företagsrekonstruktionsförfarande blivit insolvent, försatts i konkurs eller trätt i likvidation,

h) Fakturafordringar som är stoppade för påminnelse eller andra kravåtgärder,

i) avtal stridande mot fakturans villkor föreligger,

j) fakturan är utställd på Fakturagäldenär som inte godkänts enligt den av Köparen gjorda kreditprövningen enligt vid var tid tillämpad scoringmodell,

k) Fakturafordran avser inköp som är olagligt i mottagarens land eller där villkor i förhållande till konsument är i konflikt med vad som kan anses brukligt, och/eller praxis för branschen,

l) Fakturafordran, direkt eller indirekt kan sammankopplas med penningtvätt, finansiering av terrorism eller annan kriminell verksamhet,

m) Fakturafordran som avser dröjsmålsränta, vite eller skadestånd,

n) Fakturagäldenär har bestritt betalningsskyldighet eller reklamerat Fakturafordran,

o) Fakturafordran är eller kan komma att bli föremål för återvinning.

Köparen får införskaffa kreditupplysningar avseende Kunden och Fakturagäldenärer, kontakta Kundens revisor samt ta direktkontakt med Fakturagäldenär för att kontrollera Fakturafordran mm. Kunden är skyldig att tillhandahålla Köparen samtliga kunduppgifter vilka Kunden har om Fakturagäldenären. Köparen har rätt att som villkor för förvärv av Fakturafordran kräva att Fakturagäldenären godkänner betalning av fakturan och Köparens villkor.

Om Fakturagäldenären har säte i annat land än Sverige har Köparen rätt att kräva att Kunden har kreditförsäkrat Fakturafordringen med Köparen som förmånstagare. Köparen ska ha samma rätt som Kunden att ta del av försäkringbolagets villkor.

Kunden garanterar att:

- samtliga fakturor skickas till Köparen,

- samtliga till Köparen översända fakturor kan göras gällande i sin helhet mot den uppgivna Fakturagäldenären och att det inte är sådan faktura som ska undantas enligt ovan om inte annat särskilt anges,

- Fakturafordringarna motsvarar av Kunden fullgjord prestation och att inga andra villkor än på fakturan angiven betalningsdag är avtalade mellan Kunden och Fakturagäldenären, samt

- av Kunden åberopade räntevillkor kan göras gällande mot Fakturagäldenär.

Kunden förbinder sig att informera Köparen om det i övrigt föreligger hinder att överlåta Fakturafordran.

4. Panträtt, depositionskonto och borgen

Kunden ger genom pantsättningen av Fakturafordringar Köparen eller den Köparen utser rätt att teckna Kundens namn när det är nödvändigt för att tillvarata Köparens panträtt. Detta bemyndigande får inte återkallas så länge pantsättningen gäller.

Köparen har ingen skyldighet att bevaka och avbryta preskription, att utföra bevakning i konkurs, ackord eller liknande åtgärder.

Köparen har rätt att, på det sätt Köparen finner lämpligt, ta i anspråk sin säkerhet i Fakturafordringarna om Kunden ej fullgör sina förpliktelser enligt detta avtal.

Köparen har rätt att vid betalning av priset för en Fakturafordran göra avdrag för avsättning till ett depositionskonto med det belopp som framgår av avtalet. Köparen har panträtt i medlen på depositionskontot. På depositionskontot får Köparen sätta in medel från andra kunder. Köparen ska ha rätt att ta i anspråk Kundens medel på depositionskontot för att göra sig betald enligt villkoren i detta avtal. Kundens medel på depositionskontot ska betalas tillbaka till Kunden vid avtalstidens slut eller vid den senare tidpunkt vid vilken Kunden fullgjort samtliga förpliktelser enligt avtalet.

Köparen får bestämma dels i vilken ordningsföljd ställda säkerheter (panter, borgensåtaganden m m) ska tas i anspråk, dels i vilken ordningsföljd Kundens förpliktelser ska betalas genom att ställda säkerheter tas i anspråk.

Borgensman har inte i förhållande till Köparen någon rätt till annan säkerhet som har ställts eller kan komma att ställas för Kundens förpliktelser, exempelvis pant eller borgen. Köparen får därför - utan att borgensmans ansvar på grund av denna borgensförbindelse minskas - medge ändring av eller efterge sådan pantsättning, respektive helt eller delvis friställa annan borgensman.

5. Kreditrisk, Återköp

Köparen påtar sig kreditrisken för köpta Fakturafordringar men inte affärsrisken. Köparen har rätt att sälja tillbaka Fakturafordran och Kunden har skyldighet att omedelbart förvärva Fakturafordran om (i) Fakturafordran blivit köpt eller belånad i strid med detta avtal, (ii) brist i lämnad garanti föreligger enligt avsnitt 3 ovan, eller (iii) avtalet upphör i förtid genom Köparens uppsägning. Skyldighet att återköpa Fakturafordran ska även föreligga om Köparen på motsvarande grunder, om tillämpligt och i förekommande fall, har en skyldighet att återköpa Fakturafordringen från sin finansiär. Återbetalning från Kunden ska i första hand ske genom avräkning mot nya köpta Fakturafordringar och i andra hand genom direkt betalning till Köparen såvida inte Köparen bestämmer annan ordning. Priset vid återköp ska

Norra Finans Sverige AB, org. nr. 559020-8509

Besöksadress: Strandgatan 15, 953 32 Haparanda

Postadress: Box 124, 953 23 Haparanda

Transaktion 09222115557533402009	Signerat ML, CL, RC, RF

5(8)

vara fakturans belopp (inklusive moms). Köparen äger Fakturafordran tills full betalning har erhållits. Köparen äger rätt att driva in förfallna fordringar som återköpts om Kunden inte har fullgjort samtliga sina förpliktelser mot Köparen.

6. Fakturaunderlag för registrering

Kunden översänder fakturaunderlag i datafil i det format som Köparen var tid anger. Datafilen ska innehålla de uppgifter som erfordras för fakturahanteringen enligt Köparens angivna specifikation.

7. Fakturaservice och inkasso

Köparen, eller den Köparen lämnar uppdraget till, åtar sig att i enlighet med vid var tid tillämpade rutiner utföra Fakturaservice.

Client Web ska användas av Kunden genom egen datorutrustning och internetförbindelse som Kunden själv ansvarar för. Behörig ställföreträdare för Kunden ska skriftligen (exempelvis via e-post) anmäla vilka hos Kunden som ska vara användare av Client Web (namn, e-postadress och telefonnummer), liksom vilken behörighet dessa ska ha, R = Reader (endast läsbehörighet), A = Action (kan skapa fakturor och kreditfakturor). Anmälan om eventuella ändringar i användare eller användarinformationen för Client Web ska göras skriftligen till Köparen. Kunden åtar sig att tillse att användare som lämnas behörighet att vidta transaktioner i systemet, godkänner behandling av deras personuppgifter så som anges i punkten “Behandling av personuppgifter” nedan, och att de har informerats om detta. För tillgång till Client Web krävs lösenord. Lösenordet är personligt och får inte överlåtas eller användas av annan än den som Kunden anmält som användare. Det åligger Kunden att omgående anmäla till Köparen om obehörig person tagit del av personligt lösenord eller identifikationsutrustning.

Köparen eller av Köparen anlitat företag ska ombesörja inkassoåtgärder av förfallna Fakturafordringar oavsett om de omfattas av köp eller Fakturaservice.

Vid Fakturaservice ska Kunden svara för inkassokostnader och övriga kostnader för indrivning.

8. Avgifter, kostnader, dröjsmålsränta mm

Avgifter och kostnader som ej angivits under särskilda villkor framgår av vid var tid gällande prislista.

Den årliga limitavgiften eller årsavgiften ska betalas årsvis i förskott under avtalstiden och vid varje förlängning av denna. Uppläggningsavgift ska betalas vid avtalets undertecknande. Debiterade eller erlagda avgifter krediteras respektive återbetalas inte.

Fakturaavgift och provision debiteras löpande. Fast månadsavgift debiteras för hela den månad i vilken den planerade startdagen infaller och betalas i förskott. Påminnelse- och inkassoavgift debiteras löpande.

För det fall Köparen medger Kunden rätt att översända information på annat sätt än genom datafil till Köparens underleverantör har Köparen rätt att debitera Kunden sina kostnader för erfor-derliga åtgärder beträffande det översända materialet. Exempelvis vid översändandet av PDF-fil.

Köparen har även rätt att ensidigt ändra fakturaavgiften om omständighet inträffar som enligt Köparens bedömning inverkar på

kostnaderna för Köparens hantering av köpet av Fakturafordringen.

Om nya eller förändrade regler blir gällande för Köparen i fråga om kapitaltäckning eller reserveringsskyldighet av något slag hänförliga till avtalet eller till upplåning som har samband därmed, eller om Köparens verksamhet skulle påverkas av oförutsebara kostnader på grund av lagbud, myndighets beslut, kreditpolitisk åtgärd eller annan omständighet utom Köparens kontroll (t.ex. ökade refinansieringskostnader) och Köparens kostnader för köp av Fakturafordringar enligt detta avtal härigenom ökar, ska Kunden på Köparens begäran ersätta Köparen med vad som skäligen kan antas vara erforderligt för att Köparen ska kompenseras för sina ökade kostnader, på sätt och vid tidpunkt som Köparen bestämmer.

Kunden ska även ersätta Köparens kostnader och arbete för att anskaffa, bevara och ta i anspråk avtalad säkerhet samt för att bevaka och driva in Köparens fordran hos Kunden eller annan betalningsskyldig.

Kunden svarar för valutaförluster om olika valutor används mellan Kunden, Köparen och Fakturagäldenär. Köparens valuta är SEK. Köparen är ej skyldig utge eventuell valutavinst till Kunden.

För fordringar mot Kunden debiteras ränta med 2% per månad från och med förfallodagen till och med den dagen fordringen är betald.

Uppkommer negativt kundsaldo utgår ränta på det negativa beloppet 2% per månad.

Avgifter, provision, kostnader, ränta mm enligt detta avtal avräknas löpande mot priset på köpta Fakturafordringar eller genom fakturering.

9. Information om ändrade villkor

Information om ändring av ränta, avgift eller annan kostnad lämnas genom att Kunden underrättas via brev eller e-post.

10. Betalning direkt till Kunden

Om Fakturagäldenär felaktigt erlägger likvid direkt till Kunden ska beloppet omedelbart tillställas det bankkonto/bankgiro som anvisats på fakturan med uppgift om vad betalningen avser. Samtidigt ska Kunden påminna Fakturagäldenären att i fortsättningen erlägga betalning direkt till anvisat bankkonto/bankgiro.

11. Betalningsanstånd, krediteringar mm

Kunden har inte rätt att utan Köparens godkännande ändra sina betalningsvillkor gentemot Fakturagäldenär och inte heller på annat sätt medge anstånd med betalning eller annars göra några eftergifter på ett sätt som gör att Fakturafordringens värde försämras för Köparen. Kreditfakturor accepteras endast om Kunden återköper Fakturafordringen samt erlägger motsvarande belopp till Köparen om inte avräkning kan ske mot nya överlåtna Fakturafordringar.

12. Uppsägning av avtalet

Detta gäller under i avtalet angiven avtalstid. Om avtalet inte sägs upp av part före avtalstidens utgång, med den i avtalet angivna uppsägningstiden, förlängs avtalet periodvis med i avtalet angiven förlängningstid och upphör vid förlängningstidens slut om uppsägning sker med i avtalet angiven uppsägningstid.

Parternas rättigheter och skyldigheter som före avtalstidens utgång kommit att omfattas av detta avtal kvarstår oberoende av uppsägningen tills Kunden helt infriat sina förpliktelser till Köparen.

Köparen har rätt att säga upp detta avtal till upphörande vid den tidpunkt som Köparen bestämmer och/eller med omedelbar verkan ställa in rätten att sälja Fakturafordringar om:

- Kunden inte i behörig ordning fullgör sina förpliktelser på grund av detta avtal eller annan förpliktelse till Köparen,

- säkerhet för detta avtal eller för annan Kundens förpliktelse till Köparen, enligt Köparens be-dömning, inte längre är betryggande,

- risk annars föreligger att Kunden, enligt Köparens bedömning, inte kommer att fullgöra sina förplik-telser i behörig ordning,

- Kunden handlat i strid mot gällande lagar, myndighetsföreskrifter eller myndighetsbeslut eller i övrigt bedrivit sin verksamhet eller begått handlingar som strider mot Köparens etikregler, policy eller värderingar på ett sådant sätt att det enligt Köparens bedömning kan rubba allmänhetens förtroende för Köparens företagsnamn eller varumärke,

- om det på grund av bestämmelser i lag eller förordning eller på grund av myndighets åtgärd skulle bli olagligt eller omöjligt för Köparen att tillhandhålla Fakturaköp eller i övrigt uppfylla sina förpliktelser enligt detta Avtal,

- Kunden försatts i konkurs eller i likvidation, är under tvångsförvaltning eller är föremål för företagsrekonstruktion eller ackord, inställt sina betalningar eller annars är eller skäligen kan förväntas komma på obestånd; eller

- Kunden har använt Client Web på ett obehörigt sätt, ex. i strid med Köparens anvisningar eller genom obehörig person.

Kunden förbinder sig att omedelbart efter det att detta avtal upphört, återlämna samtligt av Köparen erhållet material samt eventuella kopior av detta.

Köparen äger rätt att debitera Kunden samtliga extra kostnader som uppkommer i samband med avveckling av detta avtal i förtid.

13. Slutavräkning, återbetalning mm

Vid avtalets upphörande upprättar Köparen slutavräkning. Uppkommer vid sådan avräkning fordran på Kunden, ska Kunden omedelbart reglera skulden. På Köparens sålunda uppkomna fordran på Kunden löper ränta med 2% per månad.

Köparen bestämmer i vilken ordning erhållen betalning ska avräknas mot avgifter, kostnader, räntor och kapital.

14. Tillägg och ändringar

Detta avtal återger fullständigt allt vad som avtalats mellan parterna. Muntliga överenskommelser om tillägg eller ändringar gäller inte. Köparen har rätt att löpande ändra de allmänna, men ska avisera Kunden senast 30 dagar före förändringen träder i kraft. Om Kunden motsätter sig ändring inom sju dagar från det att Kunden underrättats om ändringen enligt nedan, avsnitt Meddelanden, har Köparen rätt att säga upp avtalet till upphörande vid tidpunkt som Köparen bestämmer.

15. Meddelanden

Kommunikation om dessa villkor med Kunden eller borgensman sker på svenska, finska eller engelska.

Kunden respektive borgensman ska snarast möjligt underrätta Köparen när Kundens respektive borgensmannens kontaktuppgifter, namn, postadress, telefonnummer eller adress för e-post förändras. I sin kommunikation med Kunden eller borgensmannen kommer Köparen i första hand att använda de kontaktuppgifter som har lämnats till Köparen. Köparen har inte ansvar för att information, som Köparen har skickat i enlighet med de Kontaktuppgifter som Kunden eller borgensmannen

Norra Finans Sverige AB, org. nr. 559020-8509

Besöksadress: Strandgatan 15, 953 32 Haparanda

Postadress: Box 124, 953 23 Haparanda

Transaktion 09222115557533402009	Signerat ML, CL, RC, RF

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har lämnat, inte kommer Kunden eller borgensmannen tillhanda eller hamnar i orätta händer.

Köparen har rätt att kommunicera med Kunden respektive borgensmannen genom elektroniskt kommunikationsmedel, t ex e-post, eller SMS.

Om Köparen har skickat brev (meddelande) till den postadress som Kunden respektive borgensmannen har uppgett eller till annan av myndighet registrerad postadress, ska brevet anses vara Kunden respektive borgensmannen tillhanda senast på femte dagen efter avsändandet. Meddelande som har sänts till Kunden respektive borgensmannen genom elektronisk kommunikation ska anses vara Kunden tillhanda i och med att meddelandet har avsänts till av Kunden respektive uppgiven elektronisk adress och/eller telefonnummer. Om meddelandet sänts med bud skall det anses ha kommit Kunden respektive tillhanda vid avlämnandet.

Vid meddelande till Köparen ska Kunden använda de kontaktuppgifter som Köparen vid var tid anger, på hemsida eller i annan information, såvida Köparen inte begärt svar till annan adress.

Brev från Kunden respektive borgensmannen ska anses vara Köparen tillhanda den bankdag meddelandet kommit fram till Köparens postadress. Meddelande som har skickats genom elektronisk kommunikation ska anses vara Köparen tillhanda när meddelandet finns tillgängligt för Köparen. Om elektroniskt meddelande når Köparen utanför normal kontorstid (kl 09.00-17.00) ska meddelandet anses vara Köparen tillhanda påföljande bankdag.

16. Förbud för Kunden att överlåta Fakturafordringar mm till annan

Kunden får inte utan Köparens skriftliga medgi-vande ingå avtal med annan om köp och/eller belåning eller annan administrativ service av Kundens Fakturafordringar så länge detta avtal gäller.

17. Köparens överlåtelse

Köparen får helt eller delvis med omedelbar verkan överlåta och/eller pantsätta Fakturafordringar, rättigheter och/eller skyldig-heter enligt detta avtal med därtill hörande säkerheter på annan.

18. Kundens informationsskyldighet

Om Fakturagäldenär hos Kunden bestrider betalningsskyldighet eller gör annan invändning mot verkställd fakturering ska Kunden utan dröjsmål informera Köparen om detta.

Köparen har rätt att ta del av Kundens kundreskontra för samtliga Fakturagäldenärer som omfattas av detta avtal inom fem (5) dagar efter skriftlig begäran så länge Kunden har oreglerade förpliktelser mot Köparen.

Utan särskild anmodan och utan dröjsmål ska Kunden skriftligen informera Köparen om någon av följande omständigheter inträffar:

- skyldighet för Kunden att upprätta kontrollbalansräkning, och översända sådan utan dröjsmål till Köparen,

- viktig affärshändelse

- förutsättningar för verksamheten förändras; såsom förestående ägarförändring, förestående förändring av verksamhetsinriktning, förvärv eller avyttring av företag eller affärsområde,

- Kunden saknar erforderligt tillstånd för sin verksamhet,

- Kunden saknar försäkring eller försäkring med omfattning som det rimligen kan krävas att Kunden har tecknat för verksamheten,

- dröjsmål med betalningar, uppsägnings- och indrivningsåtgärder samt ansökan om företagsrekonstruktion eller konkurs,

- det föreligger grund för omedelbar uppsägning av detta avtal samt vilka åtgärder Kunden vidtagit med anledning härav, eller

- förändringar i lämnade uppgifter avseende kundkännedom.

Kund som enligt lag ska upprätta årsredovisning respektive årsbokslut ska till Köparen utan dröjsmål översända reviderade årsredovisningshandlingar eller årsbokslut för varje verksamhetsår.

Efter särskild anmodan och inom tid som Köparen bestämmer ska Kunden till Köparen lämna information som kan vara av betydelse för Köparens uppföljning av utestående exponeringar och rapporteringsskyldighet såsom periodbokslut, resultat- och balansrapport, budget och prognos.

19. Kundens ansvar

Kunden ansvarar gentemot Köparen och tredje man för skada som uppkommer genom obehörigt utnyttjande eller annan uppsåtlig eller oaktsam åtgärd eller underlåtenhet med säkerhetsutrustning, kod eller annan information.

Ansvaret gäller oberoende av om skadan har vållats t ex av hos Kunden anställd person, av fullmaktshavare eller av Kunden anlitat bud eller serviceföretag. Ansvaret gäller även vid brottsligt förfarande med ovannämnda utrustning eller information.

Om Köparen, om tillämpligt och i förekommande fall, åsamkas ersättningsansvar mot sin finansiär som en följd av Kundens bristande fullgörelse av sina förpliktelser enligt detta avtal ska Kunden ersätta Köparen för sådan skada.

20. Penningtvätt

Kunden åtar sig att uppfylla vid var tid gällande regler om åtgärder mot penningtvätt och finansiering av terrorism.

21. Begränsning av Köparens ansvar

Köparen är inte ansvarig för skada som beror på omständighet utanför Köparens kontroll såsom av svenskt eller utländskt lagbud, svenskt eller utländsk myndighets åtgärd, krigshändelse, upplopp, uppror, strejk, blockad, bojkott, lockout störningar i post-eller telekommunikation, eldistribution eller annan liknande omständighet.

Förbehållet i fråga om strejk, blockad, bojkott eller lockout gäller även om Köparen själv är föremål för eller vidtar sådan konfliktåtgärd.

Föreligger hinder for Köparen att verkställa betalning eller att vidta annan åtgärd på grund av omständighet som anges i första stycket i denna punkt får åtgärden skjutas upp till dess hindret har upphört. Detsamma gäller om Köparen till följd av omständighet som anges i första stycket i denna punkt är förhindrad att ta emot betalning.

Köparen eller dess underleverantör ansvarar inte för skador som uppkommer i anledning av att obehörig använt personlig kod. Köparen eller dess underleverantörer ansvarar inte heller för skada på betalningsunderlag – datamedium, lista, telefonöverföring, avstämningsuppgift eller liknande – som uppkommer under överföring från Kunden till Köparen eller underleverantör eller omvänt.

Köparen eller dess underleverantör ansvarar inte för skada som uppkommer i anledning av:

- att Kunden inte får tillgång till Client Web,

- att åtkomsten till Client Web fördröjs,

- att meddelande förvanskas, eller

- driftavbrott eller andra störningar i Kundens eller tredje parts datasystem eller i kommunikation mellan Kunden och Köparen (eller omvänt) eller annat liknande skäl.

Köparen ansvarar inte för fullgörande av Kundens åtaganden mot Fakturagäldenär. Bestrids överlåten Fakturafordran kommer denna att säljas tillbaka till Kunden.

Skada som uppkommit i andra fall ska inte ersättas av Köparen, om denne varit normalt aktsam. Köparen ansvarar inte i något fall för indirekt skada.

22. Tvist

Eventuella tvister i anledning av avtalet samt ur nämnda avtal härflytande rättsförhållanden ska avgöras i Sverige av svensk domstol med Haparanda tingsrätt som första instans och med tillämpning av svensk rätt utan hänsyn tagen till internationella privaträttsliga regler om lagval. Köparen ska dock ha rätt att inleda rättsliga förfaranden vid någon annan domstol som har behörighet i förhållande till Kunden.

23. Mervärdesskatt

Vid var tid utgående mervärdesskatt tillkommer på avgifter och kostnader i den mån sådan skatt ska utgå.

24. Behandling av personuppgifter

För information om behandling av personuppgifter hänvisas till Köparens hemsida www.norrafinans.com eller genom att annars kontakta Köparen.

Inspelning av telefonsamtal mm

Köparen äger rätt att dokumentera den kommunikation som sker mellan Köparen och Kunden respektive borgensmannen såsom digital ljudupptagning, elektronisk kommunikation via e-post, sms och liknande. Personuppgifter lämnade på detta sätt lagras som anges ovan i avsnitt “Behandling av personuppgifter”.

Information - Att gå i borgen såsom för egen skuld (proprieborgen)

Borgensmannen tecknar denna borgen såsom för egen skuld (proprieborgen) och ansvarar för Kundens samtliga betalningsförpliktelser och skulder mot Köparen, som Kunden har eller kommer att få enligt avtalet. Om Kunden inte uppfyller sina betalningsförpliktelser gentemot Köparen, kan borgensmannen omedelbart krävas på betalning av Köparen. Om två eller flera tecknat borgen, kan Köparen fritt välja vem eller vilka som Köparen ska kräva på betalning. Om borgensåtagandet är beloppsbegränsat gäller åtagandet för det belopp som angivits jämte räntor, avgifter och kostnader som belöper på beloppet.

En borgensmans åtagande kvarstår oberoende av om en eventuell intressegemenskap med Köparen upphör. Åtagandet kan medföra att borgensmannens tillgångar måste säljas.

För borgensförbindelsen gäller också de bestämmelser som anges i dessa allmänna villkor.

Norra Finans Sverige AB, org. nr. 559020-8509

Besöksadress: Strandgatan 15, 953 32 Haparanda

Postadress: Box 124, 953 23 Haparanda

Transaktion 09222115557533402009	Signerat ML, CL, RC, RF

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Prislista - Fakturaköp

Gäller fr.o.m. 2023-05-15 tills ny prislista utkommer.

Norra Finans Sverige AB har rätt att ändra nedan angivna priser enligt gällande avtal.

Prislista

Betalningspåminnelse	[***]
Räntefaktura	[***]
Avskrivning av faktura, per faktura	[***]
Kreditfaktura	[***]
Direktbetalning, fakturagäldenär betalar direkt till klient ej till Norra Finans	[***]
Kreditkontroll Sverige, kreditrating av ny slutkund	[***]
Kreditkontroll Norden, kreditrating av ny slutkund	[***]
Clientweb, factoring online licens, årsavgift per licens	[***]

Kravåtgärder
Inkassoavgift	[***]

Extra arbetskrävande åtgärder, timtaxa	[***]

Ärenden som fordrar extra arbete på grund av adressefterforskning, organisations-/personnummersökning, utredning, reklamation, felaktiga inbetalningar, konkurs eller av annan orsak, samt framtagandet av statistik som inte erhålles inom standardtjänsten. Debiteras per påbörjad 15-minutersperiod, efter godkännande av klient.

Norra Finans Sverige AB, org. nr. 559020-8509

Besöksadress: Strandgatan 15, 953 32 Haparanda

Postadress: Box 124, 953 23 Haparanda

Transaktion 09222115557533402009	Signerat ML, CL, RC, RF

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Bilaga 2

Company name	Company reg. no	VAT/EIN/TIN	Address	Country
Einride AB	559074-8926	SE559074892601	Regeringsgatan 65, 111 56 Stockholm	Sweden
Einride Sweden AB	559397-1814	VAT: SE559397181401	Regeringsgatan 65, 111 56 Stockholm	Sweden
Einride Inc.	-	EIN: 37-2067272	WeWork, 600 Congress Avenue, Austin, TX 78701	USA (Delaware)
Einride Germany GmbH	HRB 242492 B	VAT: DE356147286	Kurfürstendamm 195, Berlin 10707	Germany
Einride Benelux B.V.	88101940	VAT: NL864503581B01	Vijzelstraat 68, Spaces Vijzelstraat, 1017HL Amsterdam	Netherlands
Einride Austria GmbH	FN 590634 f	VAT: ATU79710056	pA DORDA Rechtsanwälte GmbH, Universitätsring 10, 1010 Vienna	Austria
Einride Norway AS	929 339 495	VAT: TBC	C/O Regus Business Centre Norge AS, C. J. Hambros Plass 2c, 0164 Oslo	Norway
Einride UK Ltd	14492560	VAT: 14492560	48 Warwick Street, London W1B 5AW	United Kingdom

Norra Finans Sverige AB, org. nr. 559020-8509

Besöksadress: Strandgatan 15, 953 32 Haparanda

Postadress: Box 124, 953 23 Haparanda

Transaktion 09222115557533402009	Signerat ML, CL, RC, RF

Verifikat

Transaktion 09222115557533402009

Dokument

AVTAL AVSEENDE KÖP AV FAKTURAFORDRINGAR
Huvuddokument
8 sidor
Startades 2024-12-04 17:19:00 CET (+0100) av Dan Karlsson (DK)
Färdigställt 2024-12-09 15:49:57 CET (+0100)

Initierare

Dan Karlsson (DK)
Norra Finans
[***]
[***]

Signerare

Magnus Lehto (ML)	Christina Lugnet (CL)
Norra Finans Sverige AB	Norra Finans Sverige AB
Personnummer [***]	Personnummer [***]
[***]	[***]

/s/ Magnus Lehto	/s/ Kristina Lugnet
Namnet som returnerades från svenskt BankID var “MAGNUS LEHTO”	Namnet som returnerades från svenskt BankID var “KRISTINA LUGNET”
Signerade 2024-12-04 17:20:41 CET (+0100)	Signerade 2024-12-04 17:22:48 CET (+0100)

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Verifikat

Transaktion 09222115557533402009

Roozbeh Charli (RC)	Robert Falck (RF)
Einride AB	Einride AB
Personnummer [***]	Personnummer [***]
[***]	[***]

/s/ Roozbeh Charli	/s/ Robert Falck
Namnet som returnerades från svenskt BankID var “ROOZBEH CHARLI”	Namnet som returnerades från svenskt BankID var “Robert Gustav Agner Falck”
Signerade 2024-12-09 15:45:15 CET (+0100)	Signerade 2024-12-09 15:49:57 CET (+0100)

Detta verifikat är utfärdat av Scrive. Information i kursiv stil är säkert verifierad av Scrive. Se de dolda bilagorna för mer information/bevis om detta dokument. Använd en PDF-läsare som t ex Adobe Reader som kan visa dolda bilagor för att se bilagorna. Observera att om dokumentet skrivs ut kan inte integriteten i papperskopian bevisas enligt nedan och att en vanlig papperutskrift saknar innehållet i de dolda bilagorna. Den digitala signaturen (elektroniska förseglingen) säkerställer att integriteten av detta dokument, inklusive de dolda bilagorna, kan bevisas matematiskt och oberoende av Scrive. För er bekvämlighet tillhandahåller Scrive även en tjänst för att kontrollera dokumentets integritet automatiskt på: https://scrive.com/verify

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